SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant To Section 14(c) of the Securities Exchange Act Of 1934

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[  ] Definitive Information Statement

       First Source Data, Inc.

(Name of Registrant As Specified in Charter)

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First Source Data, Inc.

161 Bay St. 27th Floor

Toronto, Ontario, Canada M5J 2S1

(416) 214-1516

To Our Stockholders:

The purpose of this letter is to inform you that we intend to amend our Amended and Restated Articles of Incorporation by written consent of our stockholders to change our name to "UOMO Media Inc."

WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of a majority of stockholders satisfies any applicable stockholder voting requirement of the Nevada Revised Statutes and our Restated and Amended Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes only and explains the terms of the amendment to our Amended and Restated Articles of Incorporation. Please read the accompanying Information Statement carefully.

By Order of the Board of Directors,

By:

/s Javed Mawji

Javed Mawji

Chief Executive Officer

First Source Data, Inc.

161 Bay St. 27th Floor

Toronto, Ontario, Canada M5J 2S1

(416) 214-1516

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The date of this information statement is September __, 2007.

This Information Statement will be mailed on or about September __, 2007 to the stockholders of record of First Source Data, Inc., at the close of business on September 25, 2007 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

This Information Statement is being furnished to our stockholders to inform you of the adoption of a resolution by written consent by the holders of a majority of the outstanding shares of our common stock, par value $0.001.

The resolution gives our Board of Directors the authority to amend our Amended and Restated Articles of Incorporation to change our name to "UOMO Media Inc."

VOTING INFORMATION

As of the Record Date of September 25, 2007, we had authorized 400,000,000 shares of common stock, of which 168,296,672 shares were issued and outstanding. Each share of common stock is entitled to one vote.

A majority of votes representing 85.4% of votes cast by holders of our common stock have executed a written consent in favor of the action to change our name to "UOMO Media Inc."

This consent satisfies the stockholder approval requirement for the proposed actions. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to stockholders. We anticipate that the action contemplated herein will be effected on or about the close of business on October __, 2007.

REASON FOR THE NAME CHANGE

As of September 25, 2007, our line of business changed from providing online marketing management and consulting services to providing music publishing, production, and artist management services. Our Board of Directors decided to change our business focus because it has identified new opportunities available to us in the music publishing, production, and artist management business. Our Board of Directors believes that these opportunities could enable us to achieve greater profits over the course of the next twelve months and in the long term than we would be able to achieve if we continued to carry out our current line of business.

We believe that the name “First Source Data, Inc.” no longer describes the business activities that we now engage in. Therefore, we believe that it is appropriate to change our corporate name.

IMPLEMENTATION OF PROPOSAL

Our Board of Directors has adopted a resolution authorizing us to amend our Amended Articles of Incorporation to change our name to "UOMO Media Inc."

The currently outstanding stock certificates evidencing shares of our common stock bearing the name "First Source Data, Inc." will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will not affect the validity of your current stock certificates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our outstanding common stock as of September 25, 2007, by each person known by us to own beneficially more than 5% of each class, by each of our Directors and Executive Officers, and by all Directors and Executive Officers as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock except to the extent that authority is shared by spouses under applicable law. The number of shares of common stock issued and outstanding on September 25, 2007 was 168,296,672 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding on September 25, 2007, plus shares of common stock subject to options, warrants and conversion rights held by such person on September 25, 2007 and exercisable or convertible within 60 days thereafter.

Name and Address of

Amount and Nature

Percent of

Beneficial Owner                                                 of Beneficial Owner               Class

Doug McClelland (1)

       143,766,672

85.4%

36C-1525 Coal Harbour Quay,

Vancouver, British Columbia,

Canada, V6G 3E7

Javed Mawji (2)

           1,920,000

1.1%

402-281 Mutual Street, Toronto,

Ontario, Canada, M4Y 3C4

Jueane Thiessen (3)

                    200,000

    *

1112-155 Dalhousie Street, Toronto,

Ontario, Canada  M5B 2P7

Stefan Wille (4)

                         0

    *

2267 Daffodil Court, Oakville,

Ontario, Canada, L6J 5Y2

Management as a

       145,886,672                  86.7%

Group including all

Executive Officers

and Directors

* Less than 1%

(1) Doug McClelland currently serves as our Director.  Mr. McClelland owns the shares directly.

(2) Javed Mawji currently serves as our Chief Executive Officer, President, Secretary, and Director. Mr. Mawji owns the shares directly.

(3) Jueane Thiessen currently serves as our Chief Financial Officer and Director. Ms. Thiessen owns the shares directly.

(4) Stefan Wille currently serves as our Director.

COSTS AND MAILING

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.